Exhibit 10.2
Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

Production Pricing Agreement (Kansas PPA)

Effective Date: 10/1/2024
Seller Name	Panasonic Energy Corporation of North America ("PECNA")
Address	10900 S. Clay Blair Blvd. Olathe, Johnson County, Kansas 66061
Place of Incorporation	Delaware

Commodity Description	Battery Cells
Tier 1 or Tier 2	Tier 1
Supplier Shipping Site Code	To be created
Incoterms	FCA (Incoterms 2010)
Manufacturing address	De Soto, KS
Ship from address	10301 Astra Pkwy, De Soto, Kansas 66018

Delivery Location	Lucid USA, Inc.
Address	Lucid Motors Casa Grande Warehouse, 1185 W. Peters Road, Casa Grande, AZ 85122, USA

Pricing Validity Period	10/1/2024	through	12/31/2031
Production Volume	As provided in forecast Exhibit C
Payment Terms	[***]
1.    PPA Revision. This Production Pricing Agreement (“PPA”) is entered into by Lucid USA, Inc. (“Lucid”) and PECNA (identified above) with respect to the goods described in Exhibit A (“Goods”). Lucid and PECNA are each a “Party” and collectively are the “Parties”. This PPA shall, as of October 1, 2024, amend and restate in entirety the Production Pricing Agreement effective as of December 1, 2022 (“2022 PPA”) by and between the Parties. The General Terms and Conditions between Panasonic Energy Co., Ltd. and Lucid dated as of December 1st, 2022 (“GTC”) are incorporated by reference into this PPA as an integral part hereof. In case of any inconsistencies between the terms of the GTC and the terms of this PPA, the terms of this PPA shall prevail.
2.    Pricing and Payment Terms. Lucid and PECNA agree to the pricing for the Goods set forth in Exhibit A (“Product and Prices”); The Prices: (a) are subject to certain agreed adjustments for Raw Material Adjustments as provided in Exhibit B and for exchange rate fluctuations between United States Dollars and Japanese Yen with respect to all costs for the Goods procured or payable in Japanese Yen as provided in Exhibit B, and (b) are exclusive of all applicable sales, value added, surcharges, or similar transfer taxes or charges. PECNA may release an invoice for each shipment of Goods on each such shipping date. Lucid shall [***]. The Parties shall [***].
3.    Orders, Volumes. Lucid shall issue Production Orders, Spot Orders and Releases (as defined in Schedule 1 of the GTC) for the Production Volumes set forth in Exhibit C.

Production Pricing Agreement (Standard), ver. 2     Page 1 of 3

4.    Miscellaneous. PECNA and Lucid agree (a) that the GTC, and the Production Order, Spot Orders and Releases (collectively, the “POs”) issued by or for Lucid and accepted by PECNA in accordance with POs, and this PPA constitute, collectively, the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior oral or written representations or agreements by the Parties with respect to such subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties. Any standard preprinted or other terms and conditions included or referenced in the PECNA’s invoice(s) or other documents are excluded and shall not be part of this PPA.
5.    2022 PPA Replacement. As stated above in Section 1, this PPA replaces the 2022 PPA in its entirety, resolves any outstanding issues under the 2022 PPA, and the 2022 PPA has no further effect.

Agreed by authorized representatives of each Party and signed by them as of the date set forth above (the “PPA Effective Date”).

Panasonic Energy Corporation of North America		Lucid USA, Inc.
By:		By:
Printed:	Kris Takamoto	Printed:	Gagan Dhingra
Title:	President	Title:	Interim Chief Financial Officer
Date:	10/1/2024	Date:	10/1/2024

This PPA incorporates the following Exhibits:

Exhibit A: Goods and Price
Exhibit B: Raw material and Exchange Rate Adjustments
Exhibit C: Volume Forecast
Exhibit D: Forecast Adjustment
Exhibit E: Special Remedies
Exhibit F: Lucid Prepayments
Exhibit G: Cell BOM Cost
Exhibit H: IRA Compliance and Material Sourcing

Production Pricing Agreement (Standard), ver. 2     Page 2 of 3

Exhibit A: Goods and Price

Chart A-1: Goods

[***]

Chart A-2: Battery Cell Pricing
[***]

Exhibit B: Raw Material and Exchange Rate Adjustments

[***]

Exhibit C: Volume Forecast

[***]

Exhibit D: Forecast Adjustment

[***]

Exhibit E: Special Remedies

[***]

Exhibit F: Lucid Pre-payment:

[***]

Exhibit G: Cell BOM Cost

[***]

Exhibit H: IRA Compliance and Material Sourcing

[***]

B.    Directed Sourcing

Lucid and PECNA agree to enter into a directed sourcing agreement to govern the qualification, commercial terms, and acceptance of Lucid-directed material sources.

Production Pricing Agreement (Standard), ver. 2     Page 3 of 3